SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 25, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
               Servicing Agreement, dated as of February 1, 1999,
                 providing for the issuance of REMIC Multi-Class
                    Pass-Through Certificates, Series 1999-2)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

                          New Jersey 33-5042 21-0627285
                          -----------------------------
            (State or other jurisdiction (Commission (I.R.S. Employer
               of incorporation) File Number) Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On February 25, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1999-2 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-2") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 22, 1998 as supplemented by the Prospectus Supplement dated February 17, 1999.

The original principal balance of each Class of the Certificates is as follows:

          Class A1                                $234,353,900.00
          Class A2                                 $16,324,000.00
          Class A3                                 $27,325,000.00
          Class A4                                  $2,000,000.00
          Class R                                         $100.00
          Class PO                                    $661,098.55
          Class M                                   $6,155,000.00
          Class B1                                  $2,199,000.00
          Class B2                                  $1,319,000.00
          Class B3                                  $1,465,000.00
          Class B4                                    $587,000.00
          Class B5                                    $732,772.81
           Total :                                $293,121,871.36


The initial Junior Percentage and initial Senior Percentage for Pool 1999-2 are approximately 4.26% and 95.74%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-2 as of the initial issuance of the Certificates are $100,000.00, $2,931,219.00 and $4,830,806.00, respectively, representing approximately .0300%, 1.0000%, and 1.6500%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of February 1, 1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-2

Pool 1999-2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $293,121,871.36.

The interest rates (the "Mortgage Rates") borne by the 853 Mortgage Loans conveyed by GECMSI to Pool 1999-2 range from 6.2500% to 9.1250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1792% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-2 ranged from $240,000.00 to $1,225,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-2 is $343,636.43, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-2 is July 1997, and the latest scheduled maturity date of any such Mortgage Loan is February 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-2 is 74.2672%.

The Mortgage Loans in Pool 1999-2 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-2:

     MORTGAGE          # OF        AGGREGATE BALANCES       % OF POOL BY
      RATES            LOANS       AS OF CUT-OFF DATE     AGGREGATE BALANCE
      -----            -----       ------------------     -----------------
      6.2500%            8           $2,965,435.36               1.0117%
      6.3750%            4           $1,365,692.36               0.4659%
      6.5000%           22           $7,796,562.12               2.6598%
      6.6250%           26           $9,990,387.32               3.4083%
      6.7500%           36          $11,477,074.92               3.9155%
      6.8750%           91          $31,121,911.92              10.6174%
      7.0000%          124          $42,035,194.76              14.3405%
      7.1250%          126          $42,744,612.78              14.5825%
      7.2500%          145          $49,555,252.97              16.9060%
      7.3750%           99          $35,605,802.12              12.1471%
      7.5000%           88          $28,977,125.78               9.8857%
      7.6250%           32          $10,529,340.93               3.5921%
      7.7500%           22           $7,790,269.17               2.6577%
      7.8750%           14           $4,951,025.99               1.6891%
      8.0000%            7           $3,123,075.01               1.0655%
      8.1250%            2             $937,802.86               0.3199%
      8.3750%            1             $239,549.36               0.0817%
      8.5000%            3           $1,068,744.54               0.3646%
      8.6250%            1             $257,694.26               0.0879%
      8.7500%            1             $257,850.90               0.0880%
      9.1250%            1             $331,465.93               0.1131%
       Total           853         $293,121,871.36             100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-2:

     ORIGINAL                           AGGREGATE BALANCES       % OF POOL BY
     BALANCES            # OF LOANS     AS OF CUT-OFF DATE       AGGREGATE BAL.
     --------            ----------     ------------------       --------------
$227,151 - 250,000            46          $11,312,220.83            3.8592%
$250,001 - 300,000           347          $95,804,893.39           32.6844%
$300,001 - 350,000           193          $62,484,177.36           21.3168%
$350,001 - 400,000           102          $38,249,961.05           13.0492%
$400,001 - 450,000            67          $28,214,519.76            9.6255%
$450,001 - 600,000            66          $34,421,073.90           11.7429%
$600,001 - 650,000            19          $11,879,948.83            4.0529%
$650,001 - 1,000,000 +        13          $10,755,076.24            3.6691%
Total                        853         $293,121,871.36          100.0000%


The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-2 is $1,222,832.45.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-2 is $239,549.36.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-2:

                                        AGGREGATE BALANCES       % OF POOL BY
YEAR OF ORIGINATION      # OF LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
-------------------      ----------     ------------------     -----------------
     1997                    2                $972,142.94         0.3317%
     1998                  623            $214,025,598.18        73.0159%
     1999                  228             $78,124,130.24        26.6524%
     Total                 853            $293,121,871.36       100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-2:


   LOAN-TO-VALUE
     RATIO AT            # OF      AGGREGATE BALANCES       % OF POOL BY
    ORIGINATION          LOANS     AS OF CUT-OFF DATE      AGGREGATE BALANCE
    -----------          -----     ------------------      -----------------
   00.000 - 50.00         41           $15,097,704.91         5.1507%
   50.001 - 60.00         42           $17,043,338.94         5.8144%
   60.001 - 70.00                      $48,404,573.77        16.5135%
                         125
   70.001 - 75.00                      $46,476,809.69        15.8558%
                         134
   75.001 - 80.00                     $129,106,411.56        44.0453%
                         384
   80.001 - 85.00         11            $3,368,239.08         1.1491%
   85.001 - 90.00         62           $18,701,811.96         6.3802%
   90.001 - 95.00         54           $14,922,981.45         5.0910%
       Total             853          $293,121,871.36       100.0000%


e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-2:


                                        AGGREGATE BALANCES     % OF POOL BY
  TYPE OF DWELLING       # OF LOANS     AS OF CUT-OFF DATE    AGGREGATE BALANCE
  ----------------       ----------     ------------------    -----------------
Single-family detached      782           $269,788,819.25         92.0398%
Single-family attached       11             $3,432,829.94          1.1711%
Condominium                  45            $13,719,795.89          4.6806%
2 - 4 Family Units            8             $3,302,310.61          1.1266%
Co-op                         7             $2,878,115.67          0.9819%
Total                       853           $293,121,871.36        100.0000%


f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-2:


                                        AGGREGATE BALANCES       % OF POOL BY
  OCCUPANCY              # OF LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
  ---------              ----------     ------------------     -----------------
Owner Occupied              830           $286,294,893.96         97.6709%
Vacation                     15             $4,597,500.12          1.5685%
Investment                    8             $2,229,477.28          0.7606%
Total                       853           $293,121,871.36        100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-2:


                                        AGGREGATE BALANCES       % OF POOL BY
STATE                    # OF LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
-----                    ----------     ------------------     -----------------
Alabama                       2               $564,693.84          0.1926%
Arizona                      15             $4,784,587.60          1.6323%
Arkansas                      3               $806,436.72          0.2751%
California                  422           $146,361,386.38         49.9320%
Colorado                     15             $5,438,956.65          1.8555%
Connecticut                  11             $3,909,447.26          1.3337%
District Of Columbia          1               $292,800.00          0.0999%
Florida                      20             $6,849,841.12          2.3369%
Georgia                      17             $6,339,080.41          2.1626%
Hawaii                        3             $1,017,246.99          0.3470%
Idaho                         1               $601,933.03          0.2054%
Illinois                     18             $5,947,209.76          2.0289%
Iowa                          1               $306,681.67          0.1046%
Louisiana                     2               $745,169.20          0.2542%
Maryland                     23             $7,295,155.14          2.4888%
Massachusetts                64            $21,685,427.14          7.3981%
Michigan                     11             $3,725,125.28          1.2708%
Minnesota                     3               $809,300.00          0.2761%
Missouri                      1               $379,688.52          0.1295%
Nevada                        7             $1,871,385.49          0.6384%
New Hampshire                 3               $846,315.28          0.2887%
New Jersey                   59            $19,848,472.41          6.7714%
New Mexico                    1               $600,770.35          0.2050%
New York                     37            $14,259,360.22          4.8647%
North Carolina                4             $1,198,371.81          0.4088%
Ohio                          2               $744,091.20          0.2539%
Oregon                        8             $2,670,672.30          0.9111%
Pennsylvania                 23             $8,959,799.66          3.0567%
South Carolina                1               $293,193.98          0.1000%
Texas                        13             $4,279,812.50          1.4601%
Utah                          4             $1,166,785.13          0.3981%
Virginia                     23             $7,896,425.00          2.6939%
Washington                   34            $10,230,573.92          3.4902%
Wyoming                       1               $395,675.40          0.1350%
Total                       853           $293,121,871.36        100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-2:


                                        AGGREGATE BALANCES       % OF POOL BY
YEAR OF MATURITY         # OF LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
----------------         ----------     ------------------     -----------------
     2018                     1               $295,253.49          0.1007%
     2019                     6             $1,979,629.56          0.6754%
     2024                     7             $2,051,850.00          0.7000%
     2026                     1               $278,967.52          0.0952%
     2027                     2               $972,142.94          0.3317%
     2028                   181            $60,798,667.55         20.7418%
     2029                   655           $226,745,360.30         77.3552%
     Total                  853           $293,121,871.36        100.0000%


The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-2 calculated as of the Cut-off Date is 357 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-2:


                                        AGGREGATE BALANCES       % OF POOL BY
PURPOSE OF LOAN          # OF LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
---------------          ----------     ------------------     -----------------
Purchase                    341           $111,902,073.55         38.1760%
Rate Term/Refinance         370           $131,082,444.32         44.7194%
Cash-out Refinance          142            $50,137,353.49         17.1046%
Total                       853           $293,121,871.36        100.0000%

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of February 17, 1999, for certain of the Series 1999-2 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated


1.2 The Underwriting Agreement, dated as of June 22, 1995, and the related Terms Agreement, dated as of February 17, 1999, for certain of the Series 1999-2 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.

4.1 The Pooling and Servicing Agreement for the Series 1999-2 Certificates, dated as of February 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President





Dated as of February 25, 1999

                           SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.



                                        By:   /s/ Syed W. Ali
                                              ---------------------
                                        Name:     Syed W. Ali
                                        Title:    Vice President





Dated as of February 25, 1999

                                  EXHIBIT INDEX



The  exhibits are being filed herewith:


--------------------------------------------------------------------------------
     EXHIBIT NO.                   DESCRIPTION                        PAGE
--------------------------------------------------------------------------------

         1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of February 17, 1999, for certain of the Series 1999-2 Certificates between GE Capital Mortgage Services, Inc. and
                         PaineWebber Incorporated.

         1.2 The Underwriting Agreement, dated as of June 22, 1995, and the related Terms Agreement, dated as of February 17, 1999, for certain of the Series 1999-2 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.

         4.1 The Pooling and Servicing Agreement for the Series 1999-2 Certificates, dated as of February 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

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